                                                                  CONFORMED COPY

                                                                  Exhibit 10.2.1


          SECOND AMENDMENT, dated as of July 29, 1998 (this "Amendment"), to the
                                                             ---------
Credit Agreement, dated as of February 3, 1998, as amended by the First Amendment, Consent and Waiver thereto, dated as of April 24, 1998 (as further amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among TRITON PCS, INC., a corporation organized under the laws of
---------
the State of Delaware (the "Borrower"), TRITON PCS HOLDINGS, INC., a corporation
                            --------
organized under the laws of the State of Delaware ("Holdings"), the several
                                                    --------
banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, as administrative agent
              -------
(the "Administrative Agent") for the Lenders.WHEREAS, pursuant to the Credit
      --------------------
Agreement, the Lenders have agreed to make certain loans to the Borrower; and

          WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.


          NOW, THEREFORE, the parties hereto hereby agree as follows:


          1.  Defined Terms.  Capitalized terms used and not defined herein
              --------------
shall have the meanings given to them in the Credit Agreement, as amended hereby.

          2.  Amendments to the Credit Agreement.
              -----------------------------------

          (a)  Section 1.01 of the Credit Agreement is hereby amended by:

          (i) deleting the numbers "21,249,019" and "10,624,509" in the definition of "AW Pops Acquisition" and substituting in lieu thereof "212,490.19" and "106,245.09", respectively;

          (ii) replacing the words "Section 5.04" in clauses (a) and (b) of the definition of "Permitted Encumbrances" with the words "Section 5.05"; and

          (iii) deleting the numbers "21,249,019" and "10,624,509" in the definition of Preferred Stock Agreement and substituting in lieu thereof "212,490.19" and "106,245.09", respectively; and

          (b) Section 5.14 of the Credit Agreement is hereby amended to read in its entirety:

               "Interest Rate Protection.  As promptly as practicable, and in
                -------------------------
          any event within 90 days after the Effective Date, the Borrower will enter into, and thereafter until the final maturity of all the Loans, will maintain in effect, one or more interest rate protection agreements with one or more Lenders on such terms as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be to fix or limit the interest cost to the Borrower with respect to at least 60% of the outstanding Indebtedness of the Borrower at a maximum rate reasonably acceptable to the Administrative Agent."

          3.  No Other Amendments; Confirmation.  Except as expressly amended,
              ----------------------------------
waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          4.   Representations and Warranties.  Each of Borrower and Holdings
               -------------------------------
hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a) After giving effect to this Amendment, no Default or Event of Default will exist and be continuing.

          (b) The execution, delivery and performance by each of Borrower and Holdings of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of Borrower and Holdings, enforceable against each in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

          (c) All representations and warranties of the Borrower and Holdings contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

          5.  Effectiveness.  This Amendment shall become effective only upon
              --------------
the satisfaction in full of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, Holdings and the Requisite Lenders;

          (b) The Administrative Agent shall have received such opinions and certificates from the Borrower and Holdings and their counsel as it may reasonably request in form reasonably satisfactory to its counsel;

          (c) The Administrative Agent shall have received each of the following from the Borrower and Holdings:

               (i) A copy of resolutions passed by the board of directors of the Borrower and Holdings, certified by the Secretary or an Assistant Secretary of the Borrower and Holdings, as the case may be, as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment;

               (ii) A certificate as to the name and signature of each officer of the Borrower and Holdings authorized to sign this Amendment; and

               (iii) A certificate of the chief financial officer of the Borrower to the effect that (x) all representations and warranties contained in this Amendment are true and correct as of the date hereof, (y) since February 4, 1998, there has been no material adverse change in the business, assets, operations, prospects, condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, and (z) that no event has occurred and is continuing which, under the terms hereof, is an Event of Default or would, with the lapse of time or notice or both, become an Event of Default.

          6.  Expenses.  The Borrower agrees to reimburse the Administrative
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Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          7.  Governing Law; Counterparts.  (a)  This Amendment and the rights
              ----------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                      TRITON PCS, INC.

                                        by
                                           /s/  David D. Clark
                                          --------------------------------
                                          Name: David D. Clark
                                          Title:  Chief Financial Officer


                                      TRITON PCS HOLDINGS, INC.,

                                        by
                                           /s/  David D. Clark
                                          --------------------------------
                                          Name: David D. Clark
                                          Title: Chief Financial Officer


                                      THE CHASE MANHATTAN BANK,
                                      individually and as Administrative Agent,

                                        by
                                           /s/  Tracey Navin Ewing
                                          --------------------------------
                                          Name: Tracey Navin Ewing
                                          Title: Vice President


                                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                        by
                                           /s/  Michael J. Gibbons
                                           --------------------------------
                                           Name: Michael J. Gibbons
                                           Title: Managing Director

                                      TORONTO DOMINION BANK (TEXAS),

                                        by
                                          /s/  Debbie A. Greene
                                         --------------------------------
                                         Name: Debbie A. Greene
                                         Title: Vice President0

                                      BALANCED HIGH YIELD FUND I LTD.,
                                      as Investment Advisor,

                                        by
                                           /s/ Heidimarie Skor
                                           -------------------------------
                                           Name: Heidimarie Skor
                                           Title: Vice President

                                        by
                                           /s/  Dana L. McDougall
                                           -------------------------------
                                           Name: Dana L. McDougall
                                           Title:  Vice President


                                      BANKBOSTON, N.A.,

                                        by
                                           /s/  Shepard D. Rainie
                                          -------------------------------
                                          Name: Shepard D. Rainie
                                          Title:  Managing Director


                                      BANK OF HAWAII,

                                        by
                                          -------------------------------
                                          Name:
                                          Title:


                                      BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                                        by
                                           /s/  Glenn B. Eckert
                                          -------------------------------
                                          Name: Glenn B. Eckert
                                          Title:  Vice President

                                      BARCLAYS BANK PLC,

                                        by
                                           /s/  Les Bek
                                          -------------------------------
                                          Name: Les Bek
                                          Title:  Director


                                      BAYERISCHE HYPOTHEKEN- UND WECHSEL-
                                      BANK AG, NEW YORK BRANCH,

                                        by
                                           /s/  Andreas Vick
                                          -------------------------------
                                          Name: Andreas Vick
                                          Title:  Vice President

                                        by
                                           /s/ R.G. Pankuch
                                          -------------------------------
                                          Name: R.G. Pankuch
                                          Title:  First Vice President


                                      BHF BANK AKTIENGESELLSCHAFT,

                                        by
                                           /s/  Heidimarie Skor
                                          -------------------------------
                                          Name: Heidimarie Skor
                                          Title:  Vice President

                                        by
                                           /s/  Dana L. McDougall
                                          -------------------------------
                                           Name:  Dana L. McDougall
                                           Title: Vice President


                                      THE CIT GROUP/EQUIPMENT FINANCING INC.,

                                        by
                                           /s/  J.E. Palmer
                                          -------------------------------
                                          Name: J.E. Palmer
                                          Title:  Assistant Vice President


                                      FIRST UNION NATIONAL BANK,

                                        by
                                           /s/  Jim Redman
                                          -------------------------------
                                          Name: Jim Redman
                                          Title: Senior Vice President

                                      THE FUJI BANK, LIMITED
                                      New York Branch,

                                        by
                                           /s/  Tiji teramoto
                                          --------------------------------
                                          Name: Tiji Teramoto
                                          Title: Vice President


                                      GENERAL ELECTRIC CAPITAL CORPORATION,

                                        by
                                           /s/  Mark F. Mylon
                                          -------------------------------
                                          Name: Mark F. Mylon
                                          Title: Manager Operations


                                      LEHMAN COMMERCIAL PAPER, INC.,

                                        by
                                           /s/  Michele Swanson
                                          -------------------------------
                                          Name: Michele Swanson
                                          Title: Authorized Signatory


                                      MERRILL LYNCH SENIOR FLOATING
                                      RATE FUND, INC.,

                                        by
                                           /s/  Andrew C. Liggio
                                          -------------------------------
                                          Name: Andrew C. Liggio
                                          Title: Authorized Signatory


                                      UNION BANK OF CALIFORNIA, N.A.,

                                        by
                                           /s/  J. Kevin Sampson
                                          -------------------------------
                                          Name: J. Kevin Sampson
                                          Title: Vice President


                                      VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                      INCOME TRUST,

                                        by
                                           /s/  Jeffrey W. Maillet
                                          -------------------------------
                                          Name: Jeffrey W. Maillet
                                          Title:  Senior Vice President
                                                  & Director

                                      VAN KAMPEN AMERICAN CAPITAL SENIOR
                                      INCOME TRUST,
                                        by
                                           /s/  Jeffrey W. Maillet
                                          -------------------------------
                                          Name: Jeffrey W. Maillet
                                          Title: Senior Vice & Director